Provision for Site Reclamation and Closure	12 Months Ended
Dec. 31, 2017
Disclosure Of Provision For Site Reclamation And Closure [Abstract]
Provision for Site Reclamation and Closure
12.	PROVISION FOR SITE RECLAMATION AND CLOSURE

Balance at December 31, 2015	$3,981
Accretion of discounted cash flows	56
Change in estimated cash flows and assumptions	(889)
Balance at December 31, 2016	$3,148
Accretion of discounted cash flows	230
Change in estimated cash flows and assumptions	723
Balance at December 31, 2017	$4,101

The provision for site reclamation and closure consists of mine closure costs, reclamation and retirement obligations for mine facilities and infrastructure.

During the year ended December 31, 2017, the Company completed its annual reassessment of the provision for site reclamation and closure based on an independent technical report. As a result of this reassessment, the provision was increased by $723 (December 31, 2016 - decrease in provision of $889).

The total undiscounted amount of estimated cash flows required to settle the retirement obligations of the San Francisco Mine is $5,337 (December 31, 2016 - $4,195). The cash flows have been inflated by the rate of 3.5% (December 31, 2016 - 3.0%) and discounted using the pre-tax risk-free rate of 7.5% (December 31, 2016 - 7.3%). The provision for site reclamation and closure is not expected to be paid in the near term and is intended to be funded from cash balances at the time of the mine closure.